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                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                               Lizabeth H. Zlatkus
                                Michael B. Cefole
                                Stephen T. Joyce
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 John C. Walters
                              David M. Znamierowski

do hereby jointly and severally authorize Marianne O'Doherty, Richard J. Wirth, Sarah Patterson, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of American Maturity Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

     By: /s/ Lizabeth H. Zlatkus                  Dated as of March 1, 2005
        ------------------------------------
     Lizabeth H. Zlatkus

     By: /s/ Michael B. Cefole                    Dated as of March 1, 2005
        ------------------------------------
     Michael B. Cefole

     By: /s/ Stephen T. Joyce                     Dated as of March 1, 2005
        ------------------------------------
     Stephen T. Joyce

     By: /s/ Thomas M. Marra                      Dated as of March 1, 2005
        ------------------------------------
     Thomas M. Marra

     By: /s/ Ernest M. McNeill, Jr.               Dated as of March 1, 2005
        ------------------------------------
     Ernest M. McNeill, Jr.

     By: /s/ John C. Walters                      Dated as of March 1, 2005
        ------------------------------------
     John C. Walters

     By: /s/ David M. Znamierowski                Dated as of March 1, 2005
        ------------------------------------
     David M. Znamierowski